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                                                                    Exhibit 23.1

                        [Arthur Andersen LLP Letterhead]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 27, 1998 included in Pierce Leahy Corp.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


Arthur Andersen LLP

Philadelphia, Pa.,
 February 9, 1999